Enterprise-wide geographic reporting	12 Months Ended
Dec. 31, 2011
Enterprise-wide geographic reporting

Note 17 - Enterprise-wide geographic reporting

The Company manufactures and sells LCD/LED products. The production process, selling practice and distribution process is the same for all products. Based on qualitative and quantitative criteria established by the FASB accounting standard regarding disclosures about segments of an enterprise and related information, the Company considers itself to be operating within one reportable segment.

The Company does not have long-lived assets located in foreign countries other than PRC. Geographic area data is based on product shipment destination. In accordance with the enterprise-wide disclosure requirements of the accounting standard, the Company’s net revenue from external customers by geographic areas is as follows:

	2011	2010	2009
China	$276,286,084	$186,105,094	$65,434,963
International	36,849,687	31,195,651	2,439,341
Total	$313,135,771	$217,300,745	$67,874,304

In 2011, approximately 12% of the revenues were from international sales covering 39 countries and regions. Top 5 export countries and regions were Korea, UK, Hong Kong, India and USA.